UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 7, 2025

BLACKBOXSTOCKS INC.
(Exact name of registrant as specified in its charter)

Nevada	001-41051	45-3598066
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

5430 LBJ Freeway, Suite 1485, Dallas, Texas 75240

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 726-9203

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BLBX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On February 7, 2025 Blackboxstocks Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”). The following matters were submitted to a vote of the Company’s stockholders at the 2024 Annual Meeting: (i) the election of four directors to serve until the Company’s 2025 Annual Meeting of Stockholders or until their successors are duly elected and qualified; and (ii) the ratification of the appointment of Victor Mokuolo CPA PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The proposals are described in detail in the Company’s definitive proxy statement for the 2024 Annual Meeting, filed with the Securities and Exchange Commission on November 13, 2023, as amended by that certain Amendment No. 1 thereto filed on December 27, 2024 and supplemented by that certain Proxy Statement Supplement filed on January 8, 2025 (collectively, the “Definitive Proxy Statement”). Each of the matters submitted to a vote of the Company’s stockholders at the 2024 Annual Meeting was approved by the requisite vote of the Company’s stockholders. Set forth below is the number of votes cast for, against, or withheld, as well as the number of abstentions as to each such matter, including a separate tabulation with respect to each nominee for director, as applicable.

Nominee	For	Against	Withheld/ Abstentions
Gust Kepler	326,493,765	0	959
Robert Winspear	326,479,171	0	15,553
Keller Reid	326,475,005	0	19,719
Dalya Sulaiman	326,473,783	0	20,941

Proposal	For	Against	Withheld/ Abstentions
Ratification of the selection by the Audit Committee of the Board of Victor Mokuolo CPA PLLC as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2024	328,430,560	18,740	542

No other matters were submitted for stockholder action.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 10, 2025

BLACKBOXSTOCKS INC.

By:	/s/ Gust Kepler
Gust Kepler, President and Chief Executive Officer